UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 8, 2021

ECP Environmental Growth Opportunities Corp.

(Exact name of registrant as specified in its charter)

Delaware	001-40032	85-3692788
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

40 Beechwood Road Summit, New Jersey	07901
(Address of Principal Executive Offices)	(Zip Code)

(973) 671-6100
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencements communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock and one-quarter of one warrant	ENNVU	The NASDAQ Stock Market LLC
Class A common stock, par value $0.0001 per share	ENNV	The NASDAQ Stock Market LLC
Warrants, each whole warrant exercisable for one share of Class A common stock at an exercise price of $11.50 per share	ENNVW	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01Entry into a Material Definitive Agreement.

On February 11, 2021, ECP Environmental Growth Opportunities Corp. (the “Company”) consummated its initial public offering (the “IPO”) of 34,500,000 units (the “Units”), including 4,500,000 Units sold pursuant to the full exercise of the underwriters’ option to purchase additional Units to cover over-allotments. Each Unit consists of one share of Class A common stock, par value $0.0001 per share (the “Class A Common Stock”), of the Company and one-quarter of one redeemable warrant of the Company (the “Warrants”), with each whole Warrant entitling the holder thereof to purchase one whole share of Class A Common Stock for $11.50 per share. The Units were sold at a price of $10.00 per unit, generating gross proceeds to the Company of $345,000,000.

In connection with the IPO, the Company entered into the following agreements previously filed as exhibits to the Company’s registration statement on Form S-1 (File No. 333-252172) (the “Registration Statement”):

•

An Underwriting Agreement, dated February 8, 2021, by and between the Company and Barclays Capital Inc. and Morgan Stanley & Co. LLC, as representatives of the several underwriters, attached hereto as Exhibit 1.1.

•	A Warrant Agreement, dated February 8, 2021, between the Company and American Stock Transfer & Trust Company, LLC, as warrant agent, attached hereto as Exhibit 4.1.

•	An Investment Management Trust Agreement, dated February 8, 2021, between the Company and American Stock Transfer & Trust Company, LLC, as trustee, attached hereto as Exhibit 10.1.

•	A Registration Rights Agreement, dated February 8, 2021, among the Company and certain security holders named therein, attached hereto as Exhibit 10.2.

•	Sponsor Warrants Purchase Agreement, dated February 8, 2021, between the Company and ENNV Holdings, LLC, a Delaware limited liability company (the “Sponsor”), attached hereto as Exhibit 10.3.

•

Warrants Purchase Agreement, dated February 8, 2021, between the Company and Goldman Sachs Asset Management, L.P. (“GSAM”), in its capacity as investment adviser on behalf of its clients (the “GSAM Client Accounts”), attached hereto as Exhibit 10.4.

•	A Letter Agreement, dated February 8, 2021, among the Company, its officers, directors and the Sponsor, attached hereto as Exhibit 10.5.

•	Indemnity Agreements, each dated February 8, 2021, between the Company and each of its officers and directors, attached hereto as Exhibits 10.6-10.13.

Item 3.02.Unregistered Sales of Equity Securities.

Simultaneously with the closing of the IPO, the Company completed two private sales of an aggregate 6,266,667 warrants (the “Private Placement Warrants”) at a purchase price of $1.50 per Private Placement Warrant (the “Private Placements”), to the Sponsor and GSAM, in its capacity as investment adviser on behalf of the GSAM Client Accounts, generating aggregate gross proceeds to the Company of $9,400,000.  The Private Placement Warrants are identical to the warrants sold as part of the Units in the IPO, except that the Sponsor and GSAM have agreed not to transfer, assign or sell any of the Private Placement Warrants (except to certain permitted transferees) until 30 days after the completion of the Company’s initial business combination. So long as the Private Placement Warrants are held by the Sponsor, GSAM, the GSAM Client Accounts or their permitted transferees, the Private Placement Warrants will not be redeemable for cash by the Company and will be exercisable on a cashless basis.  The issuances of the Private Placement Warrants were made pursuant to the exemption from registration contained in Section 4(a)(2) of the Securities Act of 1933, as amended.

Item 5.03.Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On February 9, 2021, the Company filed its Amended and Restated Certificate of Incorporation in the State of Delaware.  The terms of the Amended and Restated Certificate of Incorporation are set forth in the Registration Statement and are incorporated herein by reference. A copy of the Amended and Restated Certificate of Incorporation is attached as Exhibit 3.1 hereto and is incorporated by reference herein.

Item 8.01.Other Events.

A total of $345,000,000, comprised of $338,100,000 of the proceeds from the IPO, including $12,075,000 of the underwriters’ deferred discount, and $6,900,000 of the proceeds from the Private Placements, were placed in a U.S.-based trust account at Morgan Stanley Smith Barney LLC maintained by American Stock Transfer & Trust Company, LLC, acting as trustee.  Except with respect to interest earned on the funds in the trust account that may be released to the Company to pay its franchise and income taxes and expenses relating to the administration of the trust account, the proceeds from the IPO and the Private Placements held in the trust account will not be released until the earliest of (a) the completion of the Company’s initial business combination, (b) the redemption of any public shares properly tendered in connection with a shareholder vote to amend the Company’s Amended and Restated Certificate of Incorporation (i) to modify the substance or timing of its obligation to redeem 100% of its public shares if the Company does not complete its initial business combination within 24 months from the closing of the IPO or (ii) with respect to any other provisions relating to stockholders’ rights or pre-initial business combination activity, and (c) the redemption of all of the Company’s public shares if it is unable to complete its business combination within 24 months from the closing of the IPO, subject to applicable law.

On February 8, 2021, the Company issued a press release, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K, announcing the pricing of the IPO.  On February 11, 2021, the Company issued a press release, a copy of which is attached as Exhibit 99.2 to this Current Report on Form 8-K, announcing the closing of the IPO.

Item 9.01 Financial Statements and Exhibits

(d)Exhibits

Exhibit No.	Description of Exhibits

1.1	Underwriting Agreement, dated February 8, 2021, among the Company and Barclays Capital Inc. and Morgan Stanley & Co. LLC, as representatives of the several underwriters.

3.1	Amended and Restated Certificate of Incorporation, dated February 8, 2021.

4.1	Warrant Agreement, dated February 8, 2021, between the Company and American Stock Transfer & Trust Company, LLC, as warrant agent.

10.1	Investment Management Trust Agreement, dated February 8, 2021, between the Company and American Stock Transfer & Trust Company, LLC, as trustee.

10.2	Registration Rights Agreement, dated February 8, 2021, among the Company and certain security holders named therein.

10.3	Sponsor Warrants Purchase Agreement, dated February 8, 2021, between the Company and the Sponsor.

10.4	Warrants Purchase Agreement, dated February 8, 2021, between the Company and the GSAM Client Accounts.

10.5	Letter Agreement, dated February 8, 2021, among the Company, its officers, directors and the Sponsor.

10.6	Indemnity Agreement, dated February 8, 2021, between the Company and Tyler Reeder.

10.7	Indemnity Agreement, dated February 8, 2021, between the Company and Douglas Kimmelman.

10.8	Indemnity Agreement, dated February 8, 2021, between the Company and Drew Brown.

10.9	Indemnity Agreement, dated February 8, 2021, between the Company and Richard Burke.

10.10	Indemnity Agreement, dated February 8, 2021, between the Company and Chris Leininger.

10.11	Indemnity Agreement, dated February 8, 2021, between the Company and David Lockwood.

10.12	Indemnity Agreement, dated February 8, 2021, between the Company and Kathryn E. Coffey.

10.13	Indemnity Agreement, dated February 8, 2021, between the Company and Tracy B McKibben.

99.1	Press Release, dated February 8, 2021.

99.2	Press Release, dated February 11, 2021.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ECP Environmental Growth Opportunities Corp.

Date: February 12, 2021	By:	/s/ Tyler Reeder
	Name:	Tyler Reeder
	Title:	President and Chief Executive Officer

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